UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 16, 2012
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                REGULATION FD DISCLOSURE

On February 16, 2012, Ireland Inc. (the “Company”) issued a news release reporting encouraging extraction results from a 3,000 bulk gravity concentration test completed by the Company’s independent metallurgical consultants, AuRIC Metallurgical Laboratories, LLC of Salt Lake City, Utah.

In addition, the Company provided notice that it is currently conducting a private placement offering of units (each a “Unit”) consisting of one share of the Company’s common stock and one share purchase warrant (each a “Warrant”). Each Warrant will entitle the holder to purchase one additional share of the Company’s common stock at a price of $0.80 per share, expiring on March 31, 2015, subject to the Company’s right to accelerate the expiration date. The Units are being offered in the United States only to persons who qualify as “accredited investors” as defined in Rule 501 of Regulation D of the United States Securities Act of 1933 (the “Securities Act”), and outside of the United States pursuant to Regulation S of the Securities Act.

The securities being offered will not be registered under the Securities Act and may not be offered or sold in the United States absent an effective registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. The Units, and any securities issuable on exercise of the Warrants, will be subject to resale and transfer restrictions in accordance with applicable securities laws.

This shall not constitute an offer to sell or the solicitation of an offer to buy the Units or any other securities of the Company, nor shall there be any offer or sale of the Units or any other securities of the Company in any jurisdiction in which such offer, solicitation or sale would be unlawful.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By furnishing this information, Ireland makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The news release is attached as Exhibit 99.1 to this Current Report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d)          Exhibits

Exhibit Number	Description of Exhibit
99.1	News Release dated February 16, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.
Date: February 16, 2012
	By:	/s/ Douglas D.G. Birnie

		Name:	Douglas D.G. Birnie
		Title:	CEO and President